Filed Pursuant to Rule 497(e)

Registration Statement No. 333 - 292532

TIAA SEPARATE ACCOUNT VA-5

TIAA INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

PROSPECTUS SUPPLEMENT NUMBER (5)

Dated March 27 to the Intelligent Variable Annuity® Prospectus, as supplemented February 12, 2026, January 2, 2026, October 31, 2025 and June 13, 2025.

This supplement amends certain disclosures in the above-referenced prospectus for the Contracts with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

In Appendix A of the Intelligent Variable Annuity prospectus the “Portfolios” table is updated to reflect current expense updates effective February 28, 2026 and performance results as of December 31, 2025 for the Dimensional Portfolios.

		Average Annual Total Returns (12/31/25)

	Current Expenses	1 year	5 years	10 years
DIMENSIONAL VA EQUITY ALLOCATION PORTFOLIO[1]	0.31%	19.94%	12.23%	11.37%
DIMENSIONAL VA GLOBAL BOND PORTFOLIO	0.21%	4.35%	1.38%	1.81%
DIMENSIONAL VA GLOBAL MODERATE ALLOCATION PORTFOLIO[1]	0.28%	14.68%	8.42%	8.65%
DIMENSIONAL VA INTERNATIONAL SMALL PORTFOLIO	0.39%	36.99%	8.89%	8.68%
DIMENSIONAL VA INTERNATIONAL VALUE PORTFOLIO	0.27%	45.64%	15.85%	10.46%
DIMENSIONAL VA SHORT-TERM FIXED PORTFOLIO	0.12%	4.33%	2.65%	1.97%
DIMENSIONAL VA U.S. LARGE VALUE	0.21%	15.83%	11.97%	10.51%
DIMENSIONAL VA U.S. TARGETED VALUE PORTFOLIO	0.29%	8.95%	13.60%	11.00%

1 The Fund’s annual expenses reflect a temporary fee reduction. Please refer to the Fund Prospectus for additional information.

For more information about these changes and about the portfolios in general, refer to the Dimensional prospectuses.

Please keep this supplement with your prospectus for future reference.

PIKE13 (3/26)